                                                                   EXHIBIT 10.12

                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT (this "Amendment") to the Loan and Security Agreement is entered into as of the 21st day of November, 1997, by and between Azteca Production International, Inc. (the "Borrower"), and American Eagle Outfitters, Inc. (the "Lender").
                                    RECITALS:

         A. As of June 6, 1997, the Borrower and the Lender executed a certain Loan and Security Agreement (the "Loan Agreement"), setting forth the terms of certain extensions of credit to the Borrower; and

         B. As of June 6, 1997, the Borrower executed and delivered to the Lender, inter alia, a commercial loan note in the original principal sum of Three Million Dollars ($3,000,000.00) (hereinafter the "Note"); and

         C. In connection with the Loan Agreement and the Note, the Borrower executed and delivered to the Lender certain other loan documents, consents, assignments, security agreements, agreements, instruments and financing statements in connection with the indebtedness referred to in the Loan Agreement (all of the foregoing, together with the Note and the Loan Agreement, are hereinafter collectively referred to as the "Loan Documents"); and

         D. The Borrower has requested that the Lender amend and modify certain terms and covenants in the Loan Agreement, and the Lender is willing to do so upon the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         2. Section 1, "The Loan," of the Loan Agreement is hereby amended to recite in its entirety as follows:

                  1. The Loan. The Lender, subject to the terms and conditions hereof, will extend credit to the Borrower up to the aggregate principal sum of $3,000,000.00 (the "Loan"). The Loan shall be comprised of a demand loan facility up to the sum of $3,000,000.00.

                  The proceeds of the Loan may be advanced in partial amounts prior to November 25, 1997; provided, however, that the Lender shall have no obligation to make any advance at any time that there exists a Pending Default. The principal balance of the Loan shall not exceed an amount equal to 100% of Eligible Inventory (the "Borrowing Base"). The Lender, in its sole discretion, reserves the right upon notice to the Borrower to decrease the foregoing percentage.

         3. Section 3.2, "Terms of Repayment," of the Loan Agreement is hereby amended to recite in its entirety as follows:

                  3.2 Terms of Repayment. The Loan shall be evidenced by a note, or by one or more notes subsequently executed in substitution therefor, each in substantially the form set forth in Exhibit A-1 attached to that certain First Amendment to Loan and Security Agreement between the Borrower and the Lender dated November 21, 1997. Repayment of the Loan shall be made in accordance with the terms of the promissory notes then outstanding pursuant to this Agreement.

         4. Section 3.7, "Intercreditor Agreement," of the Loan Agreement is hereby amended to recite in its entirety as follows:

                  3.7 Intercreditor Agreement. The Borrower shall cause Congress Financial Corporation (Western) to enter into a Subordination Agreement with the Lender that is satisfactory to the Lender in its sole and absolute discretion.

         5. Section 6.10, "No Offset," of the Loan Agreement is hereby amended to recite in its entirety as follows:

                  6.10 No Offset. Except to the extent of thirty percent of the face amount of invoices for goods sold to the Lender by the Borrower, provided that such goods are accepted by the Lender in its sole discretion (the "Permitted Offset"), the Borrower shall not offset against amounts due under the Loan any amounts due from the Lender to the Borrower for goods sold to the Lender by the Borrower. Except for the Permitted Offset, Lender shall not offset against amounts due and owing to the Borrower for goods sold to the Lender any amounts due and owing under the Loan.


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         6. Conditions of Effectiveness. This Amendment shall become effective as of November 21, 1997, upon satisfaction of all of the following conditions precedent:

         (a) The Lender shall have received two duly executed copies of the Amendment, a duly executed promissory note in the form of Exhibit A-1 attached hereto in substitution for, and replacement of, the Note, and such other certificates, instruments, documents, agreements, and opinions of counsel as may be required by the Lender, each of which shall be in form and substance satisfactory to the Lender and its counsel; and

         (b) The representations contained in paragraph 7 below shall be true and accurate.

         7. Representations. The Borrower represents and warrants that after giving effect to this Amendment (a) each and every one of the representations and warranties made by or on behalf of the Borrower in the Loan Agreement or the Loan Documents is true and correct in all respects on and as of the date hereof, except to the extent that any of such representations and warranties related, by the expressed terms thereof, solely to a date prior hereto; (b) the Borrower has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in the Loan Agreement and Loan Documents; and (c) no event has occurred or is continuing, and no condition exists which would constitute an Event of Default.

         8. Amendment to Loan Agreement. (a) Upon the effectiveness of Section 2 through Section 5 hereof, each reference in the Loan Agreement to "Loan and Security Agreement," "Loan Agreement," "Agreement," the prefix "herein," "hereof," or words of similar import, and each reference in the Loan Documents to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby. (b) Except as modified herein, all of the representations, warranties, terms, covenants and conditions of the Loan Agreement, the Loan Documents and all other agreements executed in connection therewith shall remain as written originally and in full force and effect in accordance with their respective terms, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Lender may have thereunder. The amendment set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the Lender's rights under or of any other term or provisions of the Loan Agreement, any Loan Document, or other agreement executed in connection therewith, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of the Borrower which would require the consent of the Lender, including, without limitation, waivers of Events of Default which may exist after giving effect hereto. The Borrower ratifies and confirms each term, provision, condition and covenant set forth in the Loan Agreement and the Loan Documents and acknowledges that the agreement set forth therein continue to be legal, valid and binding agreements, and enforceable in accordance with their respective terms.

         9. No Waiver. Nothing in this Amendment shall be construed to waive, modify, or cure any default or Event of Default that exists or may exist under the Loan Agreement or the Loan Documents.

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         10. Authority. The Borrower hereby represents and warrants to the
Lender that (a) the Borrower has legal power and authority to execute and deliver the within Amendment; (b) the officer executing the within Amendment on behalf of the Borrower has been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions provided for herein; (c) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the articles of incorporation, regulations or by-laws of the Borrower or any law applicable to the Borrower or result in the breach of any provision of or constitute a default under any agreement, instrument or document binding upon or enforceable against the Borrower; and (d) this Amendment constitutes a valid and legally binding obligation upon the Borrower in every respect.

         11. Counterparts. This Amendment may be executed in two or more counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same document. Separate counterparts may be executed with the same effect as if all parties had executed the same counterparts.

         12. Costs and Expenses. The Borrower agrees to pay on demand in accordance with the terms of the Loan Agreement all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other loan documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of the Lender's counsel with respect thereto.

         13. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Ohio.

                  IN WITNESS WHEREOF, the Borrower and the Lender have hereunto set their hands as of the date first set forth above.


                                   THE BORROWER:

                                   AZTECA PRODUCTION INTERNATIONAL, INC.



                                   By: /s/ Hubert Guez
                                      ----------------------------------


                                   Its:    President
                                       ---------------------------------


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                                   THE LENDER:

                                   AMERICAN EAGLE OUTFITTERS, INC.



                                   By: /s/ George Kolber
                                      -----------------------------------


                                  Its: Vice Chairman - COO
                                      -----------------------------------


                              CONSENT OF GUARANTORS

         Each of the undersigned, being guarantors of the Borrower's indebtedness to the Lender pursuant to certain guaranty agreements with the Lender, hereby consents and agrees to be bound by the terms, conditions and execution of the above Amendment and hereby further agrees that his obligations shall be continuing as provided in said guaranty agreements and said guaranty agreements shall remain as written originally and continue in full force and effect in all respects.

                                       /s/ Hubert Guez
                                   --------------------------------------
                                       Hubert Guez

                                       /s/ Paul Guez
                                   --------------------------------------
                                       Paul Guez


                                      -5-
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                                  EXHIBIT A-1

                         AMERICAN EAGLE OUTFITTERS, INC.
                              COMMERCIAL LOAN NOTE
                                BUSINESS PURPOSE

$3,000,000.00                                                 November 21, 1997

         FOR VALUE RECEIVED, the undersigned promises to pay to the order of American Eagle Outfitters, Inc. (hereinafter called the "Lender," which term shall include any holder hereof), at such place as the Lender may designate or, in the absence of such designation, at any of the Lender's offices, the sum of Three Million Dollars ($3,000,000.00) or so much as shall have been advanced by the Lender and not repaid (hereinafter called the "Principal Sum"), together with interest as hereinafter provided. The proceeds of the loan evidenced hereby may be advanced in partial amounts during the term of this note (this "Note") prior to the earlier of demand or November 25, 1997. Each such advance shall be made to the undersigned upon receipt by the Lender of the undersigned's application therefor and disbursement instructions, which shall be in such form as the Lender shall from time to time prescribe. The Lender shall be entitled to rely on any oral or telephonic communication requesting an advance and/or providing disbursement instructions hereunder, which shall be received by it in good faith from anyone reasonably believed by the Lender to be the undersigned, or the undersigned's authorized agent. The undersigned agrees that all advances made by the Lender will be evidenced by entries made by the Lender into its electronic data processing system and/or internal memoranda maintained by the Lender. The undersigned further agrees that the sum or sums shown on the most recent printout from the Lender's electronic data processing system, the grid attached hereto, or on such memoranda shall be rebuttably presumptive evidence of the amount of the Principal Sum and of the amount of any accrued interest. The undersigned promises to pay the Principal Sum and the interest thereon at the time and in the manner hereinafter provided in this Note.

         This Note is executed and the advances contemplated hereunder are to be made pursuant to a Loan and Security Agreement by and between the undersigned and the Lender dated as of June 6, 1997, and all amendments, modifications and supplements thereto from time to time (hereinafter called the "Loan Agreement"), and all the covenants, representations, agreements, terms and conditions contained therein, including but not limited to additional conditions of default, are incorporated herein as if fully rewritten. This Note is given in substitution for, and replacement of, that certain Commercial Loan Note dated June 6, 1997, executed and delivered to Lender by the undersigned.

INTEREST

         Interest will accrue on the unpaid balance of the Principal Sum until paid at a rate of interest equal to the Effective Rate. As used herein, "Effective Rate" shall mean seven percent (7%) per annum plus the Margin. As used herein, "Margin" shall mean, as of the last day of immediately preceding calendar month, the difference between (a) 8.50 percent and (b) the rate of interest announced by National City Bank, Columbus as its prime rate as of such date. The Effective Rate shall be adjusted as of the first day of each calendar month.

         At the election of the Lender, upon the occurrence of an "Event of Default" pursuant to the Loan Agreement, interest will accrue on the unpaid balance of the Principal Sum and unpaid interest, if any, until paid at the rate of ten percent (10%) per annum.

         All interest shall be calculated on the basis of a 360 day year for the actual number of days the Principal Sum or any part thereof remains unpaid.

MANNER OF PAYMENT

         The Principal Sum shall be payable ON DEMAND; provided, however, that if the Principal Sum is not sooner demanded, the Principal Sum shall be due and payable on April 1, 1998. Thirty percent of the face amount of each invoice for goods that are sold to the Lender by the undersigned (provided that such goods are accepted by the Lender in its sole discretion) shall by applied by the Lender as a payment of the Principal Sum. In addition, installments of the Principal Sum shall be due and payable on the first of each month, beginning December 1, 1997, and continuing on the first day of each month thereafter. Except for the final installment, which shall be for the unpaid balance of the Principal Sum, each such installment shall be in the amount of the lesser of

         (a) the difference between (i) $300,000.00, and (ii) thirty percent of the face amount of all goods sold to the Lender by the undersigned during the month preceding the date such installment is due, provided that such goods are accepted by the Lender in its sole discretion, or

         (b) the unpaid balance of the Principal Sum.

Accrued interest shall be due and payable monthly beginning on December 1, 1997, and continuing on the first day of each month thereafter, and at maturity, whether by demand, acceleration or otherwise.

LATE CHARGE

         Any installment or other payment not made within 10 days of the date such payment or installment is due shall be subject to a late charge equal to 5% of the amount of the installment or payment.

SECURITY

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         This Note is secured by the security interests granted by or referred to in the Loan Agreement and by the assignments and the mortgages or other security documents dated June 6, 1997, or given contemporaneously herewith.

DEFAULT

         Without limiting the right of the Lender to demand payment of the Principal Sum and all accrued interest thereon at any time, upon the occurrence of any of the following events:

         (a) the undersigned fails to make any payment of interest or of the Principal Sum on or before the date such payment is due;

         (b) an "Event of Default" under the Loan Agreement shall have occurred;

the Lender may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Lender shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agrees to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS

         The undersigned, and any indorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. The Lender shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any collateral herefor before exercising any other such rights.

         The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

         The captions used herein are for reference only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.

WAIVER OF RIGHT TO TRIAL BY JURY

         THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER

                                      -8-
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THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED
IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED OR THE LENDER WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE UNDERSIGNED OR THE LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF THE RIGHT OF THE UNDERSIGNED TO TRIAL BY JURY.

                                        Borrower:

                                        AZTECA PRODUCTION INTERNATIONAL, INC.


                                        By: /s/ Hubert Guez
                                           ----------------------------------


                                       Its:     President
                                           ----------------------------------


                                      -9-